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                                  EXHIBIT 10.13
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                           Placement Agency Agreement

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                           PLACEMENT AGENCY AGREEMENT
                           --------------------------


                                                                  March 19, 2004

Spencer Trask Ventures, Inc.
535 Madison Avenue
18th Floor
New York, New York 10022

Ladies and Gentlemen:

        Vyteris, Inc., a Delaware corporation (the "Company"), hereby confirms its agreement (the "Agreement") with Spencer Trask Ventures, Inc., a Delaware corporation (the "Placement Agent"), as follows:

1.      OFFERING.

(a) The Company will offer (the "Offering") for sale through the Placement Agent, as exclusive agent for the Company, and its selected dealers, a minimum of 4 units and a maximum of 24 units (the "Units"). Each Unit shall be consisting of (i) a $250,000 principal amount 8% senior secured convertible promissory note due December 31, 2004 (each a "Note" and collectively the "Notes") and (ii) a warrant to purchase 125,000 shares of our common stock at an initial purchase price of $1.00 per share (each a "Warrant", and collectively the "Warrants"), which Notes and Warrants shall have the rights and privileges described in the Memorandum (as defined in Section 1(d) hereof) under the heading "Description of Capital Stock". In the event the Offering is oversubscribed, the Company and the Placement Agent may, in their discretion, sell up to 10 additional units for an aggregate purchase price of $2.5 million.

(b) Placement of the Units by the Placement Agent will be made on a reasonable efforts, "all-or-none" basis with respect to the first 4 Units (the "Minimum Amount") and on a "reasonable efforts" basis as to the 20 remaining Units (together with the Minimum Amount, the "Maximum Amount"). The minimum subscription for Units shall be one Unit; however, the Placement Agent may, in its discretion, offer fractional Units. The Units will be offered to potential subscribers, which may include related parties of the Placement Agent or the Company, commencing on the date of the Memorandum for a period of 45 days, unless extended by the Placement Agent within its discretion for an additional 30 days or terminated earlier as provided herein (the "Offering Period"). The date on which the Offering shall terminate shall be referred to as the "Termination Date." A Final Closing (as hereinafter defined) may be held up to ten days after the Termination Date.

(c) Subject to Section 4(d) hereof, subscriptions for the Units will be accepted by the Company at a price of $250,000 per Unit (the "Offering Price"); PROVIDED, HOWEVER, that the Placement

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Agent shall not tender to the Company and the Company shall not accept subscriptions from, or sell Units to, any persons or entities that do not qualify as (or are not reasonably believed to be) "accredited investors," as such term is defined in Rule 501 of Regulation D promulgated under Section 4(2) of the Securities Act of 1933, as amended (the "Act").

(d) The offering of the Units will be made by the Placement Agent on behalf of the Company solely pursuant to the Memorandum, which at all times will be in form and substance acceptable to the Placement Agent, the Company and their respective counsel and contain such legends and other information as the Placement Agent, the Company and their respective counsel may, from time to time, deem necessary and desirable to be set forth therein. "Memorandum" as used in this Agreement means the Company's Confidential Private Placement Memorandum, inclusive of all exhibits, and any and all amendments, supplements and appendices thereto that the Placement Agent will, with the Company's prior approval (which shall not be unreasonably withheld), use on the Company's behalf to sell the Units. Unless otherwise defined, each term used in this Agreement will have the same meaning as shall be set forth in the Memorandum.

2. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Placement Agent that except as otherwise set forth in the Memorandum and assuming that the conditions described in Section 6 hereof are satisfied as of the date of the First Closing, each of the following is true in all respects as of the date hereof:

(a) The Memorandum has been diligently prepared by the Company, at its sole cost, in conformity with all applicable laws, and is in compliance with Regulation D as promulgated under Section 4(2) of the Act ("Regulation D"), the Act and the requirements of all other rules and regulations (the "Regulations") of the Securities and Exchange Commission (the "SEC") relating to offerings of the type contemplated by the Offering, and the applicable securities laws and the rules and regulations of those jurisdictions wherein the Units are to be offered and sold, excluding foreign jurisdictions. The Units will be offered and sold pursuant to the registration exemption provided by Regulation D and Section 4(2) and/or Section 4(6) of the Act as a transaction not involving a public offering and the requirements of any other applicable state securities laws and the respective rules and regulations thereunder in those United States jurisdictions in which the Placement Agent notifies the Company that the Units are being offered for sale. The Memorandum describes all material aspects, including attendant risks, of an investment in the Company. The Company has not taken nor will it take any action that conflicts with the conditions and requirements of, or that would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Regulation D or Section 4(2) and/or Section 4(6) of the Act and knows of no reason why any such exemption would be otherwise unavailable to it. Neither the Company nor its affiliates has been subject to any order, judgment or decree of any court or governmental authority of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failing to comply with Section 503 of Regulation D.

(b) The Memorandum does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements, documents, certificates or other items prepared or supplied by the Company with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading. There is no fact


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that the Company has not disclosed in the Memorandum and of which the Company is aware that materially and adversely affects or could reasonably be expected to materially and adversely affect the business prospects, financial condition, operations, or assets of the Company.

(c) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has no subsidiaries and does not have an equity interest in any other firm, partnership, association or other entity. The Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each jurisdiction where the location of its properties or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company or its business.

(d) The Company has all requisite power and authority (corporate and other) to conduct its business as presently conducted and as proposed to be conducted (as described in the Memorandum), to enter into and perform its obligations under this Agreement, under the subscription agreement annexed to the Memorandum (the "Subscription Agreement"), the Notes, the Warrants, the Security Agreement and the Placement Agent Warrant Agreement described in the Memorandum (the "Placement Agent Warrant Agreement", and, collectively with this Agreement, the Subscription Agreement, the Notes, the Warrants and the Security Agreement, the "Transaction Documents") and to issue, sell and deliver the Notes, Warrants, the Agent's Warrants (as defined in Section 3(e)) and the shares of the Company's common stock, par value $.0001 per share (the "Common Stock"), issuable upon conversion of the Notes and upon exercise of the Warrants and the Agent's Warrants (the "Conversion Shares"). The execution and delivery of each of the Transaction Documents has been duly authorized by the necessary corporate action. This Agreement has been duly executed and delivered and constitutes, and each of the other Transaction Documents, upon due execution and delivery, will constitute, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms (i) except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and except that no representation is made herein regarding the enforceability of the Company's obligations to provide indemnification and contribution remedies under the securities laws and (ii) subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(e) None of the execution and delivery of, or performance by the Company under, any of the Transaction Documents or the consummation of the transactions herein or therein contemplated conflicts with or violates, or will result in the creation or imposition of any lien, charge or other encumbrance upon any of the assets of the Company under, any agreement or other instrument to which the Company is a party or by which the Company or its assets may be bound, any term of the certificate of incorporation or by-laws of the Company, or any license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its assets.

(f) As of the date of the First Closing the Company will have authorized and outstanding capital stock as set forth under the heading "Capitalization" in the Memorandum. Except as set forth in the Memorandum, all outstanding shares of capital stock of the Company are duly


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authorized, validly issued and outstanding, fully paid and nonassessable. Except as set forth in the Memorandum, as of the date of the First Closing: (i) there will be no outstanding options, stock subscription agreements, warrants or other rights permitting or requiring the Company or others to purchase or acquire any shares of capital stock, or other equity securities of the Company, or to pay any dividend or make any other distribution in respect thereof; (ii) there will be no securities issued or outstanding that are convertible into or exchangeable for any of the foregoing and there are no contracts, commitments or understandings, whether or not in writing, to issue or grant any such option, warrant, right or convertible or exchangeable security; (iii) no shares of stock or other securities of the Company will be reserved for issuance for any purpose; (iv) there will be no voting trusts or other contracts, commitments, understandings, arrangements or restrictions of any kind with respect to the ownership, voting or transfer of shares of stock or other securities of the Company, including without limitation, any preemptive rights, rights of first refusal, proxies or similar rights; and (v) no person will hold a right to require the Company to register any securities of the Company under the Act or to participate in any such registration. As of the date of the First Closing, the issued and outstanding shares of capital stock of the Company will conform to all statements in relation thereto contained in the Memorandum and the Memorandum describes all material terms and conditions thereof. All issuances by the Company of its securities were at the time of their issuance exempt from registration under the Act and any applicable state securities laws.

(g) As of the date of the First Closing, the Conversion Shares shall have been duly authorized and, when issued and delivered against payment therefore as provided in the Transaction Documents, will be validly issued, fully paid and nonassessable and shall be free and clear of all liens, charges restrictions, claims and encumbrances imposed by or through the Company other than as provided in the Transaction Documents. No holder of any of the Notes, Warrants the Conversion Shares or the Agent's Securities will be subject to personal liability solely by reason of being such a holder and, except as described in the Memorandum, none of the Notes, Warrants, the Conversion Shares or the Agent's Securities is subject to preemptive or similar rights of any stockholder or securityholder of the Company or an adjustment under the antidilution or exercise rights of any holders of any outstanding shares of capital stock, options, warrants or other rights to acquire any securities of the Company. As of the First Closing, a sufficient number of authorized but unissued shares of Common Stock shall have been reserved for issuance upon the conversion of the Notes, the exercise of the Warrants and the exercise of the Agent's Warrants.

(h) No consent, authorization or filing of or with any court or governmental authority is required in connection with the issuance of the Notes, Warrants or the Agent's Securities or the consummation of the transactions contemplated herein or in the other Transaction Documents, except for required filings with the SEC and applicable "Blue Sky" or state securities commissions relating specifically to the Offering (all of which will be duly made on a timely basis).

(i) Except as set forth in the Memorandum, the financial statements, together with the related notes thereto, of the Company included in the Memorandum are true and complete and present fairly, in all material respects, the financial position of the Company as of the date specified and the results of its operations and changes in financial position for the period covered thereby. Such financial statements and related notes were prepared in accordance with U.S. generally accepted accounting principles ("GAAP") throughout the period indicated except as may be disclosed in the notes thereto, and except that the unaudited financial statements omit full notes, and except for


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normal year-end adjustments. Except as set forth in such financial statements or in the Memorandum, the Company has no material liabilities of any kind, whether accrued, absolute, contingent or otherwise or entered into any material transactions or commitments. The other financial and statistical information with respect to the Company included in the Memorandum present fairly the information shown therein on a basis consistent with the financial statements of the Company included in the Memorandum. The Company does not know of any facts, circumstances or conditions (or any state of facts, circumstances or conditions which management of the Company has concluded could give rise thereto) that could reasonably be expected to materially adversely affect its business, operations, earnings or prospects that have not been fully disclosed in the Memorandum.

(j) The conduct of business by the Company as presently and proposed to be conducted is not subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States or any other jurisdiction wherein the Company conducts or proposes to conduct such business, except as described in the Memorandum and except such regulation as is applicable to commercial enterprises generally. Except as described in the Memorandum, the Company has obtained all requisite licenses, permits and other governmental authorization necessary to conduct its business as presently, and as proposed to be, conducted.

(k) Except as set forth in the Memorandum, no default by the Company or, to the best knowledge of the Company, any other party exists in the due performance under any material agreement to which the Company is a party or to which any of its assets is subject (collectively, the "Company Agreements"). The Company Agreements disclosed in the Memorandum are the only material agreements to which the Company is bound or by which its assets are subject, are accurately and fairly described in the Memorandum and are in full force and effect in accordance with their respective terms.

(l) Except as set forth in the Memorandum, there are no actions, proceedings, claims or investigations, before or by any court or governmental authority (or any state of facts which management of the Company has concluded could reasonably be expected to give rise thereto), pending or, to the best knowledge of the Company, threatened, against the Company, or involving its assets or, to the knowledge of the Company, involving any of its officers or directors which, if determined adversely to the Company or such officer or director, could result in any material adverse change in the condition (financial or otherwise) or prospects of the Company or materially and adversely affect the transactions contemplated by this Agreement or the other Transaction Documents or the enforceability thereof.

(m) The Company is not in violation of: (i) its certificate of incorporation or by-laws; (ii) any indenture, mortgage, deed of trust, note or other agreement or instrument to which the Company is a party or by which it is or may be bound or to which any of its assets may be subject; (iii) any statute, rule or regulation currently applicable to the Company; or (iv) any judgment, decree or order applicable to the Company, which violation or violations individually, or in the aggregate, would result in any material adverse change in the condition (financial or otherwise) or prospects of the Company.

(n) The Company does not own any real property in fee simple, and the Company has good and marketable title to all property (personal, tangible and intangible) owned by it, free and clear


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of all security interests, liens and encumbrances, except for such as are described in the Memorandum.

(o) The Company owns all right, title and interest in, or possesses adequate and enforceable rights to use, all patents, patent applications, trademarks, trade names, service marks, copyrights, rights, licenses, franchises, trade secrets, confidential information, processes, formulations, software and source and object codes necessary for the conduct of its business, except as otherwise described in the Memorandum (collectively, the "Intangibles"). Except as set forth in the Memorandum, to the knowledge of the Company, it has not infringed upon the rights of others with respect to the Intangibles and the Company has not received notice that it has or may have infringed or is infringing upon the rights of others with respect to the Intangibles, or any notice of conflict with the asserted rights of others with respect to the Intangibles that could, individually or in the aggregate, materially and adversely affect the condition (financial or otherwise) or prospects of the Company.

(p) Except as set forth in the Memorandum and as may otherwise be contemplated therein and except for securities issued to affiliates of the Placement Agent, the Company has operated its business diligently and only in the ordinary course as theretofore conducted and since the date of the most recent balance sheet included in the Memorandum there has been no: (i) material adverse change in the business condition (financial or otherwise) or prospects of the Company; (ii) transaction by the Company otherwise than in the ordinary course of business; (iii) issuance of any securities (debt or equity) or any rights to acquire any such securities; (iv) damage, loss or destruction, whether or not covered by insurance, with respect to any asset or property of the Company; or (v) agreement to permit any of the foregoing.

(q) The Company has filed, on a timely basis, each Federal, state, local and foreign tax return which is required to be filed by it, or has requested an extension therefor and has paid all taxes and all related assessments, penalties and interest to the extent that the same have become due.

(r) The Company is not obligated to pay, and has not obligated the Placement Agent to pay, a finder's or origination fee in connection with the Offering and agrees to indemnify the Placement Agent from any such claim made by any other person. The Company has not offered for sale or solicited offers to purchase the Units except for negotiations with the Placement Agent other than with respect to the agreements that may be executed by and between the Placement Agent and certain other registered broker-dealers introduced by the Company to the Placement Agent. Except as set forth in the Memorandum, no other person has any right to participate in any offer, sale or distribution of the Company's securities to which the Placement Agent's rights, described herein, shall apply.

(s) The Company has and will maintain appropriate casualty and liability insurance coverage, in scope and amounts reasonable and customary for similar businesses.

3.      PLACEMENT AGENT APPOINTMENT AND COMPENSATION.

(a) The Company hereby appoints the Placement Agent as its exclusive agent in connection with the Offering. The Company acknowledges that the Placement Agent may use selected dealers and sub-agents to fulfill its agency hereunder provided that such dealers and sub-agents are


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compensated solely by the Placement Agent. The Company has not and will not make, or permit to be made, any offers or sales of the Units other than through the Placement Agent without the Placement Agent's prior written consent. The Placement Agent has no obligation to purchase any of the Units. The agency of the Placement Agent hereunder shall continue until the earlier of the Termination Date or the Final Closing (as defined in Section 4(c) hereof).

(b) The Company will cause to be delivered to the Placement Agent copies of the Memorandum and has consented, and hereby consents, to the use of such copies for the purposes permitted by the Act and applicable securities laws, and hereby authorizes the Placement Agent and its agents, employees and selected dealers to use the Memorandum in connection with the sale of the Units until the earlier of the Termination Date or the Final Closing, and no other person or entity is or will be authorized to give any information or make any representations other than those contained in the Memorandum or to use any offering materials other than those contained in the Memorandum in connection with the sale of the Units. The Company will provide at its own expense such quantities of the Memorandum and other documents and instruments relating to the Offering as the Placement Agent may reasonably request.

(c) The Company will cooperate with the Placement Agent by making available to its representatives such information as may be requested in making a reasonable investigation of the Company and its affairs and shall provide access to such employees as shall be reasonably requested. Prior to the First Closing (as defined in Section 4(c) hereof), if requested by the Placement Agent, the Company shall provide, at its own expense, credit or similar reports on such key management persons as the Placement Agent shall reasonably request.

(d) The Company shall pay to the Placement Agent, at each Closing, a cash placement fee equal to ten percent (10%) of the Offering Price paid per Unit by each investor (an "Investor") whose subscription agreement is accepted by the Company in accordance with Section 4(b) hereof; inclusive of the conversion of $500,000 principal amount of the Bridge Notes (as defined in the Memorandum) (the "Placement Agent's Fee"). In addition, the Company shall pay all expenses set forth in Section 5(k) hereof. The Placement Agent's Fee and the expenses set forth in Section 5(k) hereof will be deducted from the gross proceeds of the Units sold at each Closing, as set forth in Section 4 hereof. The Placement Agent may direct all such amounts to be paid directly from the escrow account established pursuant to Section 4(b) hereof.

(e) As additional compensation hereunder, at each Closing, the Company shall sell to the Placement Agent or its designees, for nominal consideration, warrants (the "Agent's Warrants") to purchase, at an initial exercise price per share of $1.00, a number of shares of Common Stock equal to twenty percent (20%) of the number of Conversion Shares underlying the Notes and Warrants contained in the Units sold at each Closing; inclusive of the conversion of $500,000 principal amount of the Bridge Notes (the "Agent's Shares", and, collectively with the Agent's Warrants, the "Agent's Securities"). The Agent's Warrants shall contain cashless exercise provisions, as well as customary weighted average anti-dilution and price protection provisions. The Agent's Warrants shall be exercisable until the earlier of the date ten (10) years after the date of the Final Closing or the date which is three (3) years after the closing date of either the initial public offering (the "IPO") of the Company's securities or the date on which the Company consummates a merger with a company whose securities are publicly held (a "Qualified Reverse Merger"). The holders of the Agent's Securities shall have demand and "piggy-back" registration


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rights to the extent provided for in the Warrant Agreement. Prior to the First
Closing, the Company and Placement Agent shall enter into a Warrant Agreement, in the form and substance reasonably agreed upon by the Company and the Placement Agent prior to the First Closing.

(f) The Company shall also pay the Placement Agent's Fee to the Placement Agent, and deliver warrants on a basis comparable to the delivery of the Agent's Warrants under the Warrant Agreement and this Agreement, with respect to, and based on, any investment by any third party (a "Post-Closing Investor"), other than a party who was a holder of the Company's securities prior to the First Closing, contacted by the Placement Agent in connection with the Offering that invests in the Company at any time within two (2) years from the latter of the Termination Date and Final Closing: provided, HOWEVER, the Placement Agent shall not be entitled to any such compensation for investments made as part of an IPO or a Qualified Reverse Merger or by Spencer Trask Specialty Group, LLC or any employees of the Company.

(g) At the First Closing, the Company shall enter into a non-exclusive Finder's Agreement (the "Finder's Agreement") with the Placement Agent providing that in the event the Placement Agent introduces the Company to a third party (and such introduction is confirmed in writing to the Company by the Placement Agent) who may be interested in engaging in a business combination or financing arrangement with the Company which may include a merger (other than the Qualified Reverse Merger) or purchase of some or all of the stock or assets of the Company, an investment in the securities of or loan to the Company, the Placement Agent will be paid a finder's fee (the "Finder's Fee") according to the following table:

(a) 7% of the first $1,000,000 or portion thereof of the consideration paid in such transaction; plus

(b) 6% of the next $1,000,000 or portion thereof of the consideration paid in such transaction; plus

(c) 5% of the next $5,000,000 or portion thereof of the consideration paid in such transaction; plus

(d) 4% of the next $1,000,000 or portion thereof of the consideration paid in such transaction; plus

(e) 3% of the next $1,000,000 or portion thereof of the consideration paid in such transaction; plus

(f) 2.5% of any consideration paid in such transaction in excess of $9,000,000.

A Finder's Fee shall not be applicable to an investment by Spencer Trask and/or its related parties. Any such Finder's Fee due to the Placement Agent will be paid in cash at the closing of the particular introduced, consummated transaction for which the Finder's Fee is due.

4.      SUBSCRIPTION AND CLOSING PROCEDURES.

(a)     Each prospective purchaser will be required to complete and execute two
(2) original omnibus signature pages for the Subscription Agreement in the form attached to the Memorandum as ANNEX A ("Subscription Document"), which will be forwarded or delivered to the Placement Agent at the Placement Agent's offices at the address set forth in Section 11 hereof, together with the subscriber's check or good funds in the full amount of the Offering Price for the number of Units desired to be purchased


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(b)     All funds for subscriptions received from the Offering will be promptly forwarded by the Placement Agent or the Company, if received by it, to and deposited into non-interest bearing escrow account (the "Escrow Account") established for such purpose with Signature Bank (the "Escrow Agent"). All such funds for subscriptions will be held in the Escrow Account pursuant to the terms of an escrow agreement among the Company, the Placement Agent and the Escrow Agent, such agreement to be in form and substance satisfactory to the Company and the Placement Agent. The Company will pay all fees related to the establishment and maintenance of the Escrow Account, regardless of whether a closing occurs hereunder. Subject to the receipt of such subscriptions for the Minimum Amount, the Company, or the Placement Agent on the Company's behalf (any such acceptance by the Placement Agent on the Company's behalf to be subject to such guidelines as shall be agreed upon by the Placement Agent and the Company) will either accept or reject the Subscription Document in a timely fashion and at each Closing will countersign the Subscription Document and provide duplicate copies of such Agreements to the Placement Agent for distribution to the Subscribers. The Company will give written notice to the Placement Agent of its acceptance or rejection of each subscription. The Company, or the Placement Agent on the Company's behalf, will promptly return to Subscribers incomplete, improperly completed, improperly executed and rejected subscriptions and give written notice thereof to the Placement Agent upon such return.

(c) If subscriptions for at least the Minimum Amount have been accepted prior to the Termination Date, the funds therefor have been collected by the Escrow Agent and all of the conditions set forth elsewhere in this Agreement are fulfilled, a closing shall be held promptly with respect to the Units sold (the "First Closing"). Thereafter, the remaining Units will continue to be offered and sold until the Termination Date. Additional closings ("Closings") may from time to time be conducted at times mutually agreeable with respect to additional Units sold with the final closing ("Final Closing") to occur within 10 days after the earlier of the Termination Date or the sale of all Units offered. Delivery of payment for the accepted subscriptions for Units from the funds held in the Escrow Account will be made at each Closing at the Placement Agent's offices against delivery of the Units by the Company at the address set forth in
Section 11 hereof (or at such other place as may be mutually agreed upon between the Company and the Placement Agent), net of amounts due to the Placement Agent and Blue Sky counsel pursuant to Section 5(k) hereof as of such Closing. Executed certificates for the Notes and Warrants constituting the Units and the Agent's Warrants will be in such authorized denominations and registered in such names as the Placement Agent may request on or before the second full business day prior to the date of each Closing ("Closing Date"), and will be made available to the Placement Agent for review and packaging at the Placement Agent's office at least one full business day prior thereto.

(d) If Subscription Documents for the Minimum Amount have not been received and accepted by the Company on or before the Termination Date for any reason, the Offering will be terminated (the date of such termination being referred to herein as the "Expiration Date"), no Units will be sold, and the Escrow Agent will, at the request of the Placement Agent, cause all monies received from subscribers for the Units to be promptly returned to such subscribers without interest or offset.


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

5.      FURTHER COVENANTS. The Company hereby covenants and agrees that:

(a) Except with the prior written consent of the Placement Agent (which consent shall not be unreasonably withheld), the Company shall not, at any time prior to the Final Closing, take any action that would cause any of the representations and warranties made by it in this Agreement not to be complete and correct on and as of each Closing Date with the same force and effect as if such representations and warranties had been made on and as of each such date.

(b) If, at any time prior to the Final Closing, any event shall occur that does or may materially affect the Company or as a result of which it might become necessary to amend or supplement the Memorandum so that the representations and warranties herein remain true, or in case it shall, in the reasonable opinion of counsel to the Placement Agent, be necessary to amend or supplement the Memorandum to comply with Regulation D or any other applicable securities laws or regulations, the Company will promptly notify the Placement Agent and shall, at its sole cost, prepare and furnish to the Placement Agent copies of appropriate amendments and/or supplements in such quantities as the Placement Agent may reasonably request. The Company will not at any time, whether before or after the Final Closing, prepare or use any amendment or supplement to the Memorandum of which the Placement Agent will not previously have been advised and furnished with a copy, or to which the Placement Agent or its counsel will have reasonably objected in writing or orally (confirmed in writing within 24 hours), or which is not in compliance in all material respects with the Act, the Regulations and other applicable securities laws. As soon as the Company is advised thereof, the Company will advise the Placement Agent and its counsel, and confirm the advice in writing, of any order preventing or suspending the use of the Memorandum, or the suspension of the qualification or registration of the Notes and/or Warrants for offering or the suspension of any exemption for such qualification or registration of the Notes and/or Warrants for offering in any jurisdiction, or of the institution or threatened institution of any proceedings for any of such purposes, and the Company will use its best efforts to prevent the issuance of any such order, judgment or decree, and, if issued, to obtain as soon as reasonably possible the lifting thereof.

(b) The Company shall comply with the Act, the Regulations, the Securities and Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations thereunder, all applicable state securities laws and the rules and regulations thereunder in the states in which the Units are to be offered and in which the Placement Agent's Blue Sky counsel has advised the Placement Agent that the Units are qualified or registered for sale or exempt from such qualification or registration, so as to permit the continuance of the sales of the Units, and will file with the SEC, and shall promptly thereafter forward to the Placement Agent, any and all reports on Form D as are required.

(c) The Company shall use its reasonable best efforts to qualify the Units for sale (or seek exemption therefrom) under the securities laws of such jurisdictions in the United States as may be mutually agreed to by the Company and the Placement Agent, and the Company will (through Blue Sky counsel) make such applications and furnish information as may be required for such purposes. The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request.

(d) The Company shall place a legend on the certificates representing the Notes and Warrants and the Conversion Shares issued to subscribers stating that the securities evidenced thereby have not been registered under the Act or applicable state securities laws and setting forth or referring to the applicable restrictions on transferability and sale of such securities under the Act and applicable state laws.

(e) The Company shall apply the net proceeds from the sale of the Units to fund its working capital requirements and/or for such other purposes as shall be described under "Use of Proceeds" in the Memorandum. Except as shall be specifically set forth in the Memorandum or to repay the Notes or as approved by the Board of Directors of the Company, the net proceeds of the Offering shall not be used to repay indebtedness to officers, directors or stockholders of the Company without the prior written consent of the Placement Agent.

(f) During the Offering Period, the Company shall make available for review by prospective purchasers of the Units during normal business hours at the Company's offices, upon their request, copies of the Company Agreements to the extent that such disclosure shall not violate any obligation on the part of the Company to maintain the confidentiality thereof and shall afford each prospective purchaser of Units the opportunity to ask questions of and receive answers from an officer of the Company concerning the terms and conditions of the Offering and the opportunity to obtain such other additional information necessary to verify the accuracy of the Memorandum to the extent it possesses such information or can acquire it without unreasonable expense.

(g) Except with the prior written consent of the Placement Agent (which shall not be unreasonably withheld) or as set forth in the Memorandum, the Company shall not, at any time prior to the earlier of the Final Closing or the Termination Date, engage in or commit to engage in any transaction outside the ordinary course of business, including without limitation the incurrence of material indebtedness, materially change its business or operations as described in the Memorandum, or issue, agree to issue or set aside for issuance any securities (debt or equity) or any rights to acquire any such securities except as shall be contemplated by the Memorandum.

(h) For a period ending on the earlier of the Expiration Date (if applicable) or five years after the Final Closing, the Company shall deliver (i) to the Placement Agent and the Company's stockholders annual audited financial statements prepared in accordance with GAAP setting forth fairly the financial position of the Company, (ii) to the Placement Agent monthly unaudited financial statements including a balance sheet, cash flow statement and statement of income, prepared in accordance with GAAP, (iii) to the Company's stockholders quarterly and annual reports, reviewed by the Placement Agent, of the progress and status of the Company and setting forth clearly the financial position of the Company, (iv) to the Placement Agent a copy of a list of its stockholders as and when so requested, and (v) to the Placement Agent such additional information and documents concerning the business and financial condition and outlook of the Company as the Placement Agent may from time to time reasonably request.

(i) Whether or not the transactions contemplated hereby are consummated, or this Agreement is terminated, the Company hereby agrees to pay all fees, costs and expenses incident hereto and to the Offering, including, without limitation, those in connection with (i) preparing, printing, duplicating, filing, distributing and binding the Memorandum and any and all amendments and/or supplements thereto and any and all agreements, contracts and other documents related hereto and thereto; (ii) the creation, authorization, issuance, transfer and delivery of the Notes, Warrants, the Conversion Shares, the Agent's Shares and the Agent's Warrants, including, without limitation, fees and expenses of any transfer agent or registrar; (iii) the fees and expenses of the Escrow Agent (subject to Section 4(b) hereof); (iv) the formation, organization and qualification of one or more investment vehicles for the purchasers of the Units; (v) all fees and expenses of legal, accounting and other advisers to the Company; (vi) all reasonable filing fees, costs and legal fees and expenses for Blue Sky services and related filings with respect to Blue Sky exemptions and qualifications, $6,500 of which shall be paid to the Placement Agent's counsel upon execution of this Agreement for legal fees in connection with obtaining Blue Sky exemptions (the "Blue Sky Fees"); and (vii) subject to Section 9 hereof, a non-accountable expense allowance equal to three percent (3%) of the aggregate purchase price of the Units placed by the Placement Agent; inclusive of the conversion of $500,000 principal amount of the Bridge Notes (the "Placement Agent Expense Allowance"), shall be deducted from the gross proceeds of the Units sold at each Closing, to cover, without limitation, the legal fees, mailing, telephone, travel, due diligence and similar expenses of the Placement Agent.

(j) Until the earlier of the Final Closing Date or the Termination Date, neither the Company nor any person or entity acting on its behalf will negotiate or enter into any agreement with any other placement agent or underwriter with respect to a private or public offering of the Company's or any subsidiary's debt or equity securities. Neither the Company nor anyone acting on its behalf will, until the earlier of the Final Closing Date or the Termination Date, without the prior written consent of the Placement Agent, offer for sale to, or solicit offers to subscribe for Units or other securities of the Company from, or otherwise approach or negotiate in respect thereof with, any other person.

(k) Until the earlier of (x) the Expiration Date (if applicable) or (y) the second anniversary of the latter of the Final Closing and the Termination Date, except pursuant to the Company's option plan in effect as of the date hereof or pursuant to any employment agreement approved by the Company's Board of Directors, the Company will not issue or sell any of its securities or grant any warrants, options or other rights to acquire its securities (except pursuant to any existing options, warrants and rights and option and similar plans described in the Memorandum) (i) to the Company's affiliates, officers, or directors without the Placement Agent's prior written consent, which consent shall not be unreasonably withheld, or (ii) to any other person or entity without providing prior written notice to the Placement Agent; PROVIDED, THAT, in the cases of clauses (i) and (ii) of this Section 5(k), the Company may issue securities or grant any warrants, options or other rights to acquire securities pursuant to any stock option plan or stock purchase plan adopted by the Company and approved by the Board of Directors.

(l) Executive officers of the Company will continue to retain their current positions following the Offering. The Company has entered into employment agreements with Vincent DeCaprio and James Garrison and expects to enter into a new employment agreement with Vincent DeCaprio prior to the First Closing. Copies of such agreements have been furnished to the Placement Agent.

(m) Until the earlier of (x) the Expiration Date (if applicable) or (y) the fifth anniversary of the First Closing, in the event that no employee of the Placement Agent, or one of its related parties, is a member of the Board of Directors, the Placement Agent or one of its related parties shall be entitled to appoint one observer to attend meetings of the Board of Directors (subject to exclusion with respect to any matter in which it would present, in the reasonable opinion of the Board of Directors, a conflict of interest for such observer to participate in a Board of Directors discussion with respect to such matter).

(n) On or prior to the First Closing, the Company and the Placement Agent shall enter into a Right of First Refusal Agreement (the "ROFR Agreement") in a form acceptable to the Company and the Placement Agent and their respective counsels. The ROFR Agreement shall provide that for a period of two (2) years from the First Closing, the Company shall give the Placement Agent the irrevocable preferential right of first refusal described below to purchase for the Placement Agent's account or to act as agent for any proposed private offering of the Company's securities by the Company, other than notes or convertible notes to be issued to Spencer Trask Specialty Group, LLC. The Company agrees to offer the Placement Agent the opportunity to purchase or sell such securities on terms no less favorable than it can obtain elsewhere. If within 20 business days of the receipt of such notice of intention and statement of terms the Placement Agent does not accept in writing such offer to purchase such securities or to act as agent with respect to such offering upon the terms proposed the Company shall be free to negotiate terms with third parties with respect to such offering and to effect such offering on such proposed terms. Before the Company shall accept any proposal materially less favorable to it than as originally proposed to the Placement Agent, the Placement Agent's preferential rights shall be applied, and the procedure set forth above with respect to such modified proposal adopted. The Placement Agent's failure to exercise these preferential rights in any situation shall not affect the Placement Agent's preferential rights to any subsequent offering during the term of the right of first refusal agreement. The Company represents and warrants that no other person has any right to participate in any offer, sale or distribution of the Company's securities to which the Placement Agent's preferential rights shall apply.

6. CONDITIONS OF PLACEMENT AGENT'S OBLIGATIONS. The obligations of the Placement Agent hereunder are subject to the fulfillment, at or before each Closing, of the following additional conditions:

(a) Each of the representations and warranties of the Company shall be true and correct in all material respects, other than representations and warranties that contain materiality or knowledge standards or qualifications (which representations and warranties shall be true and correct in all respects) when made on the date hereof and on and as of each Closing Date as though made on and as of each Closing Date.

(b) The Company shall have performed and complied in all material respects with all agreements, covenants and conditions required to be performed and complied with by it under the Transaction Documents at or before each Closing.

(c) No order suspending the use of the Memorandum or enjoining the offering or sale of the Units shall have been issued, and no proceedings for that purpose or a similar purpose shall have been initiated and pending, or, to the best of the Company's knowledge, are contemplated or threatened.

(d) At the First Closing the Company shall have an outstanding capitalization as described in the Memorandum. All shares of capital stock currently outstanding are, and all shares which may be issued at the Closing will be upon issuance, validly issued, fully paid, and non-assessable. At each Closing, no securities (other than the warrants issued to the Placement Agent in connection with the Offering) will be issuable upon the exercise of warrants or options, without the written authorization of the Placement Agent, except (i) those warrants and options as set forth in the Memorandum, (ii) those issued in prior Closings of the sale of Units pursuant to the Offering, (iii) stock options for shares of the Company's Common Stock granted to new employees in a manner consistent with prior practices and approved by the Company's Board of Directors, (iv) either those shares of, or options for shares of, the Company's Common Stock issued or granted, as the case may be, to the Company's President in connection with the renewal of his employment agreement and (v) stock options for shares of the Company's Common Stock granted to the Company's President in connection with the renewal of his employment agreement and approved by the Company's Board of Directors.

(e) The Placement Agent shall have received certificates of the President of the Company, dated as of each Closing Date, certifying on behalf of the Company, in such detail as Placement Agent may reasonably request, as to the fulfillment of the conditions set forth in subparagraphs (a), (b), (c) and (d) above.

(f) The Company shall have delivered to the Placement Agent (i) a currently dated good standing certificate from the Secretary of State of Delaware and each jurisdiction in which the Company is qualified to do business as a foreign corporation, and (ii) certified resolutions of the Company's Board of Directors approving this Agreement and the other Transaction Documents, and the transactions and agreements contemplated by this Agreement and the other Transaction Documents.

(g) On or prior to the date hereof and at each Closing, the President of the Company shall have provided a certificate to the Placement Agent confirming on behalf of the Company that there have been no undisclosed material and adverse changes in the business condition (financial or otherwise) or prospects of the Company from the date of the latest financial statements included in the Memorandum, the absence of undisclosed liabilities (other than liabilities arising in the ordinary course of business subsequent to the date of the most recent balance sheet included in the Memorandum) and such other matters relating to the financial condition and prospects of the Company that the Placement Agent may reasonably request.

(h) At each Closing, the Company shall have (i) paid to the Placement Agent the Placement Agent's Fee in respect of all Units sold at such Closing, (ii) paid all fees, costs and expenses set forth in Section 5(k) hereof, and (iii) executed and delivered to the Placement Agent the Agent's Warrants in an amount proportional to the Units sold at such Closing.

(i) There shall have been delivered to the Placement Agent a signed opinion of counsel (including a 10(b)-5 opinion in customary form) to the Company ("Company Counsel"), dated as of each Closing Date, in the form agreed upon prior to the execution of this Agreement.

(j) Prior to the First Closing, the Company shall have engaged Signature Bank as the Company's transfer agent for purposes of handling the transfers of the Company's capital stock and other securities, including without limitation, the Agent's Securities.

(k) All proceedings taken at or prior to each Closing in connection with the authorization, issuance and sale of the Notes, Warrants and the Agent's Warrants will be reasonably satisfactory in form and substance to the Placement Agent and its counsel, and such counsel shall have been furnished with all such documents, certificates and opinions as they may reasonably request upon reasonable prior notice in connection with the transactions contemplated hereby.

6A.     MUTUAL CONDITION. The obligations of the Placement Agent and the Company hereunder are subject to the execution by the investors of subscription agreements in form and substance reasonably acceptable to the Placement Agent and the Company.

7.      INDEMNIFICATION.

(a) The Company will (i) indemnify and hold harmless the Placement Agent, its selected dealers and their respective officers, directors, employees and each person, if any, who controls the Placement Agent within the meaning of the Act and such selected dealers (each an "Indemnitee") against, and pay or reimburse each Indemnitee for, any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which will, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees, including appeals), to which any Indemnitee may become subject, under the Act or otherwise, in connection with the offer and sale of the Units, whether such losses, claims, damages, liabilities or expenses shall result from any claim of any Indemnitee or any third party; and (ii) reimburse each Indemnitee for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, action, proceeding or investigation; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such claim, damage or liability results from (A) an untrue statement or alleged untrue statement of a material fact made in the Memorandum, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in reliance upon and in conformity with written information furnished to the Company by the Placement Agent or any such controlling persons specifically for use in the preparation thereof, or (B) any violations by the Placement Agent of the Act or state securities laws which does not result from a violation thereof or a breach hereof by the Company or any of its affiliates. In addition to the foregoing agreement to indemnify and reimburse, the Company will indemnify and hold harmless each Indemnitee against any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which shall for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all reasonable attorneys' fees, including appeals) to which any Indemnitee may become subject insofar as such costs, expenses, losses, claims, damages or liabilities arise out of or are based upon the claim of any person or entity that he or it is entitled to broker's or finder's fees from any Indemnitee in connection with the Offering.

(b) The Placement Agent will indemnify and hold harmless the Company, its officers, directors, employees and each person, if any, who controls the Company within the meaning of the Act against, and pay or reimburse any such person for, any and all losses, claims, damages or liabilities or expenses whatsoever (or actions, proceedings or investigations in respect thereof) to which the Company or any such person may become subject under the Act or otherwise, whether such losses, claims, damages, liabilities or expenses (or actions, proceedings or investigations in respect thereof) shall result from any claim of the Company, any of its officers, directors, employees, agents, any person who controls the Company within the meaning of the Act or any third party, insofar as such losses, claims, damages or liabilities are based upon any untrue statement or alleged untrue statement of any material fact contained in the Memorandum but only with reference to information contained in the Memorandum relating to the Placement Agent, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if made or omitted in reliance upon and in conformity with written information furnished to the Company by the Placement Agent or any such controlling persons, specifically for use in the preparation thereof. The Placement Agent will reimburse the Company or any such person for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, damage, liability or action, proceeding or investigation to which such indemnity obligation applies. Notwithstanding the foregoing, in no event shall the Placement Agent's indemnification obligation hereunder exceed the amount of the Placement Agent's Fees actually received by it.

(c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, claim, proceeding or investigation ("Action"), such indemnified party, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, will notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 7 unless the indemnifying party has been substantially prejudiced by such omission. The indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party, to assume the defense thereof subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party. The indemnified party will have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel will not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the Action with counsel reasonably satisfactory to the indemnified party; PROVIDED, HOWEVER, that if the indemnified party shall be requested by the indemnifying party to participate in the defense thereof or shall have concluded in good faith and specifically notified the indemnifying party either that there may be specific defenses available to it which are different from or additional to those available to the indemnifying party or that such Action involves or could have a material adverse effect upon it with respect to matters beyond the scope of the indemnity agreements contained in this Agreement, then the counsel representing it, to the extent made necessary by such defenses, shall have the right to direct such defenses of such Action on its behalf and in such case the reasonable fees and expenses of such counsel in connection with any such participation or defenses shall be paid by the indemnifying party. No settlement of any Action against an indemnified party will be made without the consent of the indemnifying party and the indemnified party, which consent shall not be unreasonably withheld or delayed in light of all factors of importance to such party and no indemnifying party shall be liable to indemnify any person for any settlement of any such claim effected without such indemnifying party's consent.

8. CONTRIBUTION. To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 7 hereof and it is finally determined, by a judgment, order or decree not subject to further appeal that such claims for indemnification may not be enforced, even though this Agreement expressly provides for indemnification in such case;

or (ii) any indemnified or indemnifying party seeks contribution under the Act, the 1934 Act, or otherwise, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Placement Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company bear to the total commissions and fees received by the Placement Agent. The relative fault, in the case of an untrue statement, alleged untrue statement, omission or alleged omission will be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by the Placement Agent, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission. The Company and the Placement Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Placement Agent for contribution were determined by PRO RATA allocation of the aggregate losses, liabilities, claims, damages and expenses or by any other method or allocation that does not reflect the equitable considerations referred to in this Section 8. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls the Placement Agent within the meaning of the Act will have the same rights to contribution as the Placement Agent, and each person, if any, who controls the Company within the meaning of the Act will have the same rights to contribution as the Company, subject in each case to the provisions of this
Section 8. Anything in this Section 8 to the contrary notwithstanding, no party will be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 8 is intended to supersede, to the extent permitted by law, any right to contribution under the Act, the 1934 Act or otherwise available.

9.      TERMINATION.

(a) The Offering may be terminated by the Placement Agent at any time prior to the expiration of the Offering Period in the event that (i) any of the representations or warranties of the Company contained herein shall prove to have been false or misleading in any material respect when made or deemed made,
(ii) the Company shall have failed to perform any of its material obligations hereunder, (iii) the Company shall have determined for any reason not to continue with the Offering or (iv) the Placement Agent shall determine in its sole discretion that it is reasonably likely that any of the conditions to Closing set forth herein will not, or cannot, be satisfied. In the event of any such termination occasioned by or arising out of or in connection with the matters set forth in clauses (i)-(iii) above, or occasioned by or arising out of or in connection with a matter set forth in clause (iv) above due to any breach or failure hereunder on the part of the Company, the Placement Agent shall be entitled to receive, in addition to other rights and remedies it may have hereunder, at law or otherwise, an amount equal to the sum of: (A) all Placement Agent's Fees earned through the Termination Date, (B) an amount equal to three percent (3%) of the Offering Price of all Units sold in the Offering (deeming, for this purpose, all Units offered (other than Units available for over-subscriptions) as having been sold), less any amounts theretofore paid in respect of Placement Agent Expenses, and all unpaid Blue Sky Fees and other expenses set forth in Section 5(k) hereof, (C) all amounts that may become payable in respect of Post-Closing Investors pursuant to Section 3(f) hereof, and (D) all amounts that may become payable pursuant to Section 3(h) hereof. In addition to the sum of the amounts in clauses (A)-(D) in the previous sentence, in the event that (a) the Company is sold (in a stock or asset sale), merged or otherwise acquired or combined, or (b) the Company enters into a letter of intent or agreement with respect to the foregoing, or (c) the Company completes a public or private offering of its securities, in each case within one year after the Offering is terminated because the Company has breached any representation, warranty or covenant made by it herein or because the Company has determined prior to the Expiration Date (if applicable) not to proceed with the Offering, the Company shall pay to the Placement Agent (x) if the Placement Agent has not exercised its rights under Section 9(a) hereof, an investment banking fee equal to five percent (5%) of the total consideration received by the Company and/or its stockholders in connection with such sale, merger, acquisition or sale of securities or (y) if the Placement Agreement has exercised its rights under Section 9(a) hereof, the Placement Agent commissions, fees and expenses described in Sections 3(d) hereof as if the maximum number of Units (excluding over-allotment shares) had been sold.

(b) This Offering may be terminated by the Company at any time prior to the Termination Date in the event that (i) the Placement Agent shall have failed to perform any of its material obligations hereunder or (ii) there shall occur any event described in Section 9(a) above not occasioned by or arising out of or in connection with any breach or failure hereunder on the part of the Company. In the event of any termination by the Company pursuant to clause (i) above, the Placement Agent shall be entitled to receive all Placement Agent Expenses accrued through the Termination Date (subject to the Placement Agent Expense Limitation), but shall be entitled to no other amounts whatsoever except as may be due under any indemnity or contribution obligation provided herein or any other Transaction Document, at law or otherwise. On such Termination Date, the Company shall pay all such unpaid costs and expenses incurred by the Placement Agent in connection with the Offering; PROVIDED, HOWEVER, that such costs and expenses shall not exceed the maximum Placement Agent Expense Allowance, and all unpaid Blue Sky Fees and other expenses set forth in Section 5(k) hereof.

(c) Upon any such termination, the Escrow Agent will, at the request of the Placement Agent, cause all money received in respect of subscriptions for Units not accepted by the Company to be promptly returned to such subscribers without interest, penalty, expense or deduction. Any interest earned thereon shall be applied to the payment of the Escrow Agent's fees and expenses.

10.     SURVIVAL.

(a) The obligations of the parties to pay any costs and expenses hereunder and to provide indemnification and contribution as provided herein shall survive any termination hereunder.

(b) The respective indemnities, agreements, representations, warranties and other statements of the Company set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of, and regardless of any access to information by, the Company or the Placement Agent, or any of their officers or directors or any controlling person thereof, and will survive the sale of the Units.

11. NOTICES. All communications hereunder will be in writing and, except as otherwise expressly provided herein or after notice by one party to the other of a change of address, if sent to the Placement Agent, will be mailed, delivered or telefaxed and confirmed to Spencer Trask Ventures, Inc., 535 Madison Avenue, 18th Floor, New York, New York 10022, Attention: William P. Dioguardi, Telefax number 212-888-9103, with a copy to Littman Krooks LLP, 655 Third Avenue, New York, New York 10016, Attention: Mitchell C. Littman, Esq., Telefax number (212) 490-2020, and if sent to the Company, will be mailed, delivered or telefaxed and confirmed to Vyteris, Inc., 13-01 Pollitt Drive, Fairlawn, New Jersey 07410,
Attention: Vincent L. DeCaprio, Ph.D, Telefax number (201) 796-6057, with a copy to Lowenstein Sandler P.C., 65 Livingston Avenue, Roseland, New Jersey 07068,
Attn.: Peter H. Ehrenberg, Esq., Telefax number (973) 597-2351.

12. ARBITRATION, CHOICE OF LAW; COSTS. THE PARTIES HERETO AGREE TO SUBMIT ALL CONTROVERSIES TO ARBITRATION IN ACCORDANCE WITH THE PROVISIONS SET FORTH BELOW AND UNDERSTAND THAT (A) ARBITRATION IS FINAL AND BINDING ON THE PARTIES,
(B) THE PARTIES ARE WAIVING THEIR RIGHTS TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO A JURY TRIAL, (C) PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED AND DIFFERENT FROM COURT PROCEEDINGS, (D) THE ARBITRATOR'S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULES BY ARBITRATORS IS STRICTLY LIMITED, (E) THE PANEL OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (THE "NASD") ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY, AND (F) ALL CONTROVERSIES WHICH MAY ARISE BETWEEN THE PARTIES CONCERNING THIS AGREEMENT SHALL BE DETERMINED BY ARBITRATION PURSUANT TO THE RULES THEN PERTAINING TO THE NASD. JUDGMENT ON ANY AWARD OF ANY SUCH ARBITRATION MAY BE ENTERED IN THE SUPREME COURT OF THE STATE OF NEW YORK OR IN ANY OTHER COURT HAVING JURISDICTION OVER THE PERSON OR PERSONS AGAINST WHOM SUCH AWARD IS RENDERED. THE PARTIES AGREE THAT THE DETERMINATION OF THE ARBITRATORS SHALL BE BINDING AND CONCLUSIVE UPON THEM. THE PREVAILING PARTY, AS DETERMINED BY SUCH ARBITRATORS, IN A LEGAL PROCEEDING SHALL BE ENTITLED TO COLLECT ANY COSTS, DISBURSEMENTS AND REASONABLE ATTORNEY'S FEES FROM THE OTHER PARTY.

13. CONFIDENTIALITY. The Company hereby agrees to hold confidential the identities of the purchasers in the Offering and shall not disclose their names and addresses without the prior written consent of the Placement Agent, unless required by law. The Company hereby consents to the granting of an injunction against it by any court of competent jurisdiction to enjoin it from violating the foregoing confidentiality provisions. The Company hereby agrees that the Placement Agent will not have an adequate remedy at law in the event that the Company breaches these confidentiality provisions contained herein, and that the Placement Agent will suffer irreparable damage and injury as a result of any such breach. Resort to such equitable relief shall not, however, be construed to be a waiver of any other rights or remedies which the Placement Agent may have. Notwithstanding the


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

foregoing, the Company shall not be deemed to be in violation of this Section 13 by virtue of revealing the identities of such purchasers to the Company's transfer agent and professional advisors.

14. MISCELLANEOUS. No provision of this Agreement may be changed or terminated except by a writing signed by the party or parties to be charged therewith. Unless expressly so provided, no party to this Agreement will be liable for the performance of any other party's obligations hereunder. Any party hereto may waive compliance by the other with any of the terms, provisions and conditions set forth herein; PROVIDED, HOWEVER, that any such waiver shall be in writing specifically setting forth those provisions waived thereby. No such waiver shall be deemed to constitute or imply waiver of any other term, provision or condition of this Agreement. This Agreement contains the entire agreement between the parties hereto and is intended to supersede any and all prior agreements between the parties relating to the same subject matter. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute a single agreement.

15. ENTIRE AGREEMENT. This Agreement together with any other agreement referred to herein is intended to supersede all prior agreements between the parties with respect to the Units purchased hereunder and the subject matter hereof.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return this Agreement, whereupon it will become a binding agreement between the Company and the Placement Agent in accordance with its terms.


                                          Very truly yours,

                                          VYTERIS, INC.



                                          By: /s/ Vincent De Caprio
                                              ---------------------
                                              Name:  Vincent De Caprio
                                              Title: President




                                          Accepted and agreed to as of the
                                          19 day of March, 2004.


                                          SPENCER TRASK VENTURES, INC.



                                          By: /s/ William P. Dioguardi
                                              ------------------------
                                              Name:  William P. Dioguardi
                                              Title: President



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